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                                                                EXHIBIT 23.13





             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 22, 1997, on the combined financial statements of Bankston Automotive
Group included in Republic Industries, Inc.'s Form 8-K dated June 13, 1997, and to all references to our Firm included in this registration statement.


/s/ TURNER & VEDRENNE

TURNER & VEDRENNE


Dallas, Texas
December 1, 1997